UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 6, 2004

Pliant Corporation

(Exact name of company as specified in its charter)

Utah	333-40067	87-0496065
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

1475 Woodfield Road, Suite 700

Schaumburg, Illinois 60173

(Address of principal executive offices) (Zip Code)

(847) 969-3300

Company’s telephone number, including area code:

N.A.

 (Former name or former address if changed since last report)

Item 7.   Financial Statements And Exhibits

(c)           Exhibits

EXHIBIT NO.	DOCUMENT
99.1	Press Release dated May 6, 2004

Item 9.  Regulation FD Disclosure

                Pliant Corporation (“Pliant” of the “Company”) is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report.  Exhibit 99.1 is a press release, dated May 6, 2004, relating to 1st quarter segment results.

                The information in this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

Date:	May 6, 2004	By:	/s/ Brian E. Johnson
Brian E. Johnson
Executive Vice President and
Chief Financial Officer